UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

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LANDAMERICA FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-13990 (Commission File Number)	54-1589611 (I.R.S. Employer Identification No.)

5600 Cox Road Glen Allen, Virginia (Address of principal executive offices)	23060 (Zip Code)

Registrant’s telephone number, including area code: (804) 267-8000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06. Material Impairments.

The Company is aware that one of its tax and flood processing customers, Freemont General Corporation, has announced its receipt of a cease and desist order from the Federal Deposit Insurance Corporation relating to lending practices in its mortgage origination business. As a result of the probable loss of business from this customer, the Company determined this is a resulting impairment of its customer relationship intangible asset related to the October 2003 acquisition of LandAmerica Tax and Flood Services, Inc., formerly known as LERETA Corp. The Company issued a press release on April 13, 2007 announcing the non-cash write down of its customer relationship intangible asset related to the LandAmerica Tax and Flood Services, Inc. acquisition.

The Company conducted an impairment test of LandAmerica Tax and Flood Services, Inc.’s customer relationship intangible asset in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” Additionally, the Company conducted an impairment test of the Lender Services segment’s goodwill balance in accordance with Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets,” before its annual testing date of October 1, 2007, as the loss of business was deemed to be an indicator of potential impairment. Although procedures related to the review of the intangible asset and the goodwill balance have not been completed, on April 10, 2007, management determined it was probable that LandAmerica Tax and Flood Services, Inc.’s customer relationship intangible asset was impaired by approximately $21 million. The impairment charge will be reflected in Company’s results of operations for the three months ended March 31, 2007. In addition, management has initially concluded that the Lender Service segment’s goodwill balance is not impaired. It is not expected that the impairment charge will result in any future cash expenditures.

The press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.06.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 13, 2007 announcing the impairment of intangible asset

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.
(Registrant)

Date: April 13, 2007	By:	/s/ G. William Evans
G. William Evans
Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 13, 2007 announcing the impairment of intangible asset

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